PAGE 1CONFIDENTIAL C O R P O R A T E OVERVIEW M a y 2 0 2 1

PAGE 2CONFIDENTIAL Forward-looking statements This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 relating to our business, operations, and financial conditions, including but not limited to express or implied statements regarding the current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, our development plans, our preclinical and clinical results and other future conditions. Words such as, but not limited to, “look forward to,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “would,” “should” and “could,” and similar expressions or words, identify forward-looking statements. Any forward-looking statements in this presentation are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this presentation, including, without limitation, risks relating to: (i) the success and timing of our ongoing clinical trials, (ii) the success and timing of our product development activities and initiating clinical trials, (iii) the success and timing of our collaboration partners’ ongoing and planned clinical trials, (iv) our ability to obtain and maintain regulatory approval of any of our product candidates, (v) our plans to research, discover and develop additional product candidates, (vi) our ability to enter into collaborations for the development of new product candidates, (vii) our ability to establish manufacturing capabilities, and our and our collaboration partners’ abilities to manufacture our product candidates and scale production, (viii) our ability to meet any specific milestones set forth herein, and (ix) uncertainties and assumptions regarding the impact of the COVID-19 pandemic on Praxis’ business, operations, clinical trials, supply chain, strategy, goals and anticipated timelines. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. For further information regarding the risks, uncertainties and other factors that may cause differences between Praxis’ expectations and actual results, you should review the “Risk Factors” section of our Annual Report on Form 10-K filed for the period ended December 31, 2020 and subsequent filings with the Securities and Exchange Commission. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and our own internal estimates and research. While Praxis believes these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source.

PAGE 3CONFIDENTIAL A P A T I E N T - G U I D E D C N S C O M P A N Y DEVELOPING NEW CLASSES OF TREATMENTS INSPIRED BY HUMAN GENETICS

The biology of epilepsy offers insights into brain function for CNS disorders

Targets Elucidated By Genetics


DEPRESSION
MOVEMENT
EPILEPSY
PAIN
TPH2
FKBP2
HTR2A
CACNA1A
KCNA1
SLC1A3
SYNGAP1
SHANK3
DRD3
HTT
SETX
RFC1
CDKL5
DNM1
UNC79
TRIM3
CACNA1G
GABRB3
KCN1A
FMR1
OPA1
SCN1A
SCN9A
SCN10A
SCN11A
GABRB3
KCNT1
SCN1A
SCN8A
SCN2A
CACNA1A

Targeting Common & Rare Diseases Connected By Neuronal Imbalance


Hyperexcitability Disease States
E/I Balance
Hypoexcitability Disease States

PRAXIS
PAGE 4

Broad portfolio of highly differentiated programs across multiple CNS disorders

FOCUS AREA	MECHANISM OF ACTION	PROGRAM	DISCOVERY	PRECLINICAL	PHASE 1	PHASE 2	REGISTRATIONAL ENABLING
PSYCHIATRY	**$GABA_A$ receptor PAM** GABRG2/A1	**PRAX-114** *Small molecule*				**PRAX-114** PTSD **~11M**; **PRAX-114** PMD **~3M**	**PRAX-114** MDD **~19M**
MOVEMENT DISORDERS	**$GABA_A$ receptor PAM** GABRG2/A1	**PRAX-114** *Small molecule*				**PRAX-114** Essential Tremor **~7M**	
	T-type calcium channel blocker CACNA1G	**PRAX-944** *Small molecule*				**PRAX-944** PD **~1M**; **PRAX-944** Essential Tremor **~7M**	
RARE DISEASES	**Persistent sodium current blocker** SCN8A	**PRAX-562** *Small molecule*			**PRAX-562** SUNCT/SUNA **~60K**; **PRAX-562** Trigeminal Neuralgia **>300K**; **PRAX-562** DEE **>200K**		
	Potassium channel T 1 blocker KCNT1	**KCNT1 INHIBITOR** *Small molecule*	**KCNT1 >2K**				
	Nav1.2 downregulation SCN2A	**PRAX-222*** *Antisense Oligonucleotide*		**PRAX-222** SCN2A DEE **>2K**			
	Nav1.2 upregulation SCN2A	**SCN2A-LOF**** *Antisense Oligonucleotide*	**SCN2A** LOF **>10K**				

Figures represent est. U.S. prevalence (Psychiatry and Movement Disorders)

Figures represent est. worldwide prevalence (Rare Diseases)

* PRAX-222 is a collaboration with Ionis Pharmaceuticals, and RogCon Inc; Ionis is eligible to receive double-digit royalties on net product sales worldwide.
** SCN2A-LOF is a collaboration with The Florey Institute; collaboration includes 2 additional ASOs with undisclosed targets
Prevalence based on internal estimates
PRAX-114 Phase 2 trials for ET and PTSD and PRAX-944 Phase 2 trial for PD have not initiated

PRAXIS
PAGE 5

PAGE 6CONFIDENTIAL Leveraging genetics to efficiently translate insights into therapies 0401 02 03 Targets identified through genetics Efficient, rigorous clinical development paths to PoC Patient-guided development strategies Translational tools to inform development 01 02 03 04

Substantial potential for value creation across the portfolio

MULTIPLE POTENTIAL VALUE-CREATING MILESTONES
EXPECTED WITHIN THE NEXT 12+ MONTHS

MID 2021	2H 2021	1H 2022	2H 2022
PRAX-114 Initiate Phase 2 Adjunctive MDD Trial	**PRAX-114** Phase 2a PMD Topline	**PRAX-114** Phase 2/3 Monotherapy MDD Aria Study Topline	**PRAX-114** Phase 2 PTSD Topline
PRAX-944 Phase 2a ET Topline	**PRAX-944** Initiate Phase 2 Randomized Controlled ET Trial	**PRAX-114** Phase 2 Adjunctive MDD Topline	**PRAX-114** Phase 2 ET Topline
PRAX-562 Phase 1 Safety, Tolerability & PK	**PRAX-114** Initiate Phase 2 PTSD Trial	**PRAX-944** Initiate Phase 2 PD Trial	**PRAX-944** Phase 2 Randomized Controlled ET Topline
	PRAX-114 Initiate Phase 2 ET Trial	**PRAX-562** Initiate Phase 2 DEE Trial	
	PRAX-562 Initiate Phase 2 Adult Cephalgia Trial	**PRAX-222** Initiate Phase 1/2 SCN2A-DEE Trial	
	PRAX-222 Complete IND-enabling Toxicology Studies for PRAX-222		
	KCNT1 INHIBITOR Nominate Development Candidate for KCNT1		

PRAXIS
PAGE 7

PAGE 8CONFIDENTIAL GABAA Receptor PAM PRAX-114 PSYCHIATRY & MOVEMENT DISORDERS UPCOMING MILESTONES Depression Post-traumatic Stress Disorder Essential Tremor MID 2021 Initiate Ph 2 Adjunctive MDD Trial 2H 2021 Ph 2a PMD Topline 2H 2021 Initiate Ph 2 PTSD Trial 2H 2021 Initiate Ph 2 ET Trial 1H 2022 Ph 2/3 Monotherapy MDD Aria Study Topline 1H 2022 Ph 2 Adjunctive MDD Topline 2H 2022 Ph 2 PTSD Topline 2H 2022 Ph 2 ET Topline

Major depressive disorder is a growing and debilitating disorder with substantial unmet need despite numerous treatment options

~19 million Americans and an estimated 300 million people worldwide affected by MDD feeling sad or empty
lack of appetite
insomnia or lack of sleep
thoughts of death or suicide
anger and irritability
poor memory, concentration, and decision-making

Slow onset of action for existing treatment options

Low response rate

Limiting safety profile can lead to discontinuation of treatment

PRAXIS

Source: Rush et al 2006, Masand et al 2003, Kupfer et 2005, DSM-5 2013, ExpressScripts MDD Report 2020

PAGE 9

Preference for extrasynaptic $GABA_A$ receptors has the potential of marked antidepressant effect with an improved tolerability profile



Benzodiazepine binding site
α
β
α
γ
β
Synaptic GABA_A Receptor
Sedation
Anxiolysis
PRAX-114 Binding Site
α
β
α
δ
β
Extrasynaptic GABA_A Receptor
Antidepressant
Presynaptic terminal
GABA
Postsynaptic terminal
Synaptic receptor
Extrasynaptic receptor
Synaptic Space
Extrasynaptic Space

GABA: Gamma-aminobutyric acid; $GABA_A$ PAMs: $GABA_A$ receptor positive allosteric modulators

PRAX-114 shows 10.5-Fold greater potentiation of extrasynaptic than synaptic $GABA_A$ receptors

	Dosing	Potentiation: $\alpha_4\beta_3\delta$ %*	Potentiation: $\alpha_1\beta_2\gamma_2$ %	Fold Potentiation: $\alpha_4\beta_3\delta / \alpha_1\beta_2\gamma_2$
PRAX-114	**Oral**	**300%**	**29%**	**10.5**
Zuranolone	Oral	300%	117%	2.6
Ganaxolone	IV, Oral	300%	794%	0.4
Zulresso	IV	300%	306%	1.0

$\alpha_4\beta_3\delta$: extrasynaptic $GABA_A$ receptor **$\alpha 1\beta_2\gamma_2$:** synaptic $GABA_A$ receptor

* Equivalent of full activation by GABA

Source: PRAXIS data

PRAXIS Source: Praxis Data on file

PAGE 10

PAGE 11CONFIDENTIAL Extrasynaptic GABAA preference allows PRAX-114 the potential to achieve high-levels of GABAergic activation with improved tolerability PRAX-114 shows robust qEEG signal and target activation No MTD identified up to 80mg Tolerability profile maintained throughout dose escalation Exposure-dependent rates of somnolence resolved 1 to 3 hours post-dosing, consistent with peak concentrations N o rm a li z e d P o w e r re la ti v e t o b a s e li n e Time (hours) 0.0 1.0 2.0 3.0 0 4 8 12 16 20 24 PRAX-114 30 mg beta PRAX-114 60mg beta PRAX-114 30 mg alpha PRAX-114 60mg alpha *** * ** *** N= 7-9 human subjects per dose, PRAX-114 only p compared to placebo control, *p < 0.05, ** p < 0.01, *** p < 0.001 1.6x - beta target activation 1.7x - projected 40 mg tablet beta

PAGE 12CONFIDENTIAL Effect of high-fat meal on pharmacokinetics *Definition of food effect from FDA guidance - Assessing the Effects of Food on Drugs in INDs and NDAs Significant increase with food* No food Effect* Significant decrease with food* PRAX-114 Cmax PRAX-114 AUC0-t 0.0 0.5 1.0 1.5 2.0 PRAX-114 Cmax PRAX-114 AUC0-t F e d / F a s te d R a ti o ( li n e a r s c a le ) (9 0 % c o n fi d e n c e i n te rv a l) PRAX-114 suspension (30 mg) PRAX-114 can be dosed at bedtime with or without food

PAGE 13CONFIDENTIAL Phase 2a MDD combined* HAM-A anxiety and HAM-D insomnia item results Phase 2a MDD combined* HAM-D monotherapy & adjunctive results Visit HAM-D Monotherapy Mean (SD) N=11 HAM-D Adjunctive Mean (SD) N=35 Day 1 (BL) 25.2 (1.94) 24.7 (2.94) Day 8 (CFB) -17.5 (4.95) -13.5 (7.99) Day 15 (CFB) -16.4 (5.75) -12.7 (6.88) Visit HAM-A Anxiety Rating Scale Mean (SD) N=46 HAM-D Insomnia Item Total (max score of 6) Mean (SD) N=46 Day 1 (BL) 22.0 (4.08) 4.1 (1.4) Day 8 (CFB) -12.0 (7.53) -2.8 (1.9) Day 15 (CFB) -11.1 (6.66) -3.1 (1.67) PRAX-114 phase 2a: rapid and marked improvement in depression scores *Combined results include Part A cohort (N=33; 2-week treatment) & Part C cohort (N=13; 4-week treatment); results show change from baseline (CFB) at Day 8 & Day 15

PAGE 14CONFIDENTIAL Estimated somnolence rate of approximately 10% for 40 mg tablet (1.7x beta power) administered at nighttime Low rates of somnolence with PRAX-114 at targeted exposure level β-EEG Multiple 2.1 2.1 1.7 1.7 S o m n o le n c e A E % 60 mg Daytime/Nighttime 0 10 20 30 40 50 60 60 mg Nighttime 45 mg Daytime/Nighttime 40 mg Projected Nighttime *The Modified Observer's Assessment of Alertness/Sedation Scale (MOAA/S) was administered during the inpatient phase of Part A of the Phase 2a to assess the potential for daytime somnolence No evidence of decreased alertness in the morning after administration of PRAX- 114 in Phase 2a trial*

PAGE 15CONFIDENTIAL PRAX-114 monotherapy MDD Aria Study topline data expected 1H 2022 Ph 2/3 1:1 RANDOMIZED PLACEBO CONTROLLED IN MONOTHERAPY MDD 1 2 3 4 5 6 -114 40 mg tablet PLACEBO WEEK KEY SECONDARY ENDPOINT HAM-D17 at Day 28 PRIMARY ENDPOINT HAM-D17 at Day 15 ~200 Subjects First of two registrational trials for monotherapy MDD KEY INCLUSION CRITERIA Ages 18-65 HAM-D17 ≥ 23 At least one prior episode of MDD KEY EXCLUSION CRITERIA Treatment-resistant depression Current antidepressant treatment PHASE 2/3 OUTPATIENT NIGHTLY DOSING FOLLOW-UP clinicaltrials.gov/ct2/show/NCT04832425; https://theariastudy.com/

PRAX-114 has broad potential in psychiatry and movement disorders

Dysfunction of GABA pathway is associated with chronic stress and symptoms of PTSD

11M
ADULT PTSD ESTIMATED US PREVALENCE

- Flashbacks
- Insomnia & Nightmares
- Anxiety
- Negative cognition
- Mood symptoms
- Intrusive thoughts

Post-traumatic Stress Disorder is a debilitating psychiatric disorder that leads to social, occupational and interpersonal dysfunction

Profound unmet need, meaningful link to PRAX-114 MOA, and complementarity to MDD program

Extrasynaptic $GABA_A$ receptors are associated with anti-tremor activity in ET

7M
ESSENTIAL TREMOR ESTIMATED US PREVALENCE

$GABA_A$ PAM neuroactive steroids are **clinically validated** for the treatment of **essential tremor**

PRAX-114 extrasynaptic $GABA_A$ preference has demonstrated a **wide therapeutic window and well-tolerated safety profile** relative to other $GABA_A$ PAMs in the class

Reducing **daytime, action-based tremors** without significant somnolence could provide meaningful impact to quality of life for people living with ET

Potential **complementarity with PRAX-944** for essential tremor

PRAXIS
PAGE 16

PRAX-944

T-Type calcium channel inhibitor

MOVEMENT DISORDERS

Essential Tremor
Parkinson's Disease

UPCOMING MILESTONES

Mid 2021
Ph2a ET Topline

2H 2021
Initiate Ph2 Randomized Controlled ET Trial

1H 2022
Initiate Ph2 PD Trial

2H 202
Ph2 Randomized Controlled ET Topline

PRAXIS

PAGE 17

PAGE 18CONFIDENTIAL ET is the most common movement disorder PRAX-944 is a selective T-type calcium channel inhibitor for the treatment of Essential Tremor Up to 7 million patients in the U.S. 1-2% of the world population lives with essential tremor 80% estimated discontinuation rate for available therapies due to limited efficacy and poor tolerability Last option is invasive brain surgery Characterized by involuntary progressive tremor especially in the hands Tremor markedly impairs activities of daily living (ADL), including eating, dressing, and speaking Source: Louis 2014; Diaz & Louis 2010; Praxis ET Claims Analysis; Uptodate.com; Annals of Indian Academy of Neurology

Large body of clinical, preclinical and human genetic evidence supporting key role of T-type calcium channels in ET

T-Type calcium channels are gatekeepers of neuronal firing patterns



PATHOLOGICAL STATE
HEALTHY STATE
Overactivation of T-Type Ca2+ Channel
Ca2+
Na+
Na+ Channel
T-Type Ca2+ Channel
Activation
Burst firing in the CTC circuit mediated by T-channels
ET Tremor measured by accelerometer (V)
200Hz DBS On

T-type calcium channels drive burst firing in the cerebello-thalamo-cortical (CTC) circuit

Mutations in T-type calcium channels are genetically linked to early onset familial ET

Abnormal neuron burst firing in the CTC circuit correlated with tremor activity in ET patients

Deep Brain Stimulation (DBS) leads to near complete silencing of bursting firing and significant tremor reduction

PRAXIS

Source: Based on Milosevic 2018 Figure on actual ET patient intraoperative real-time single-unit recordings of action potentials of individual neurons

PAGE 19

PAGE 20CONFIDENTIAL PRAX-944 is designed to enable once daily dosing and a well-tolerated safety profile Sustained exposure with blunted MR Cmax allows for potential of sustained efficacy and improved tolerability 0 20 40 60 80 100 120 0 6 12 18 24 P la s m a C o n c e n tr a ti o n ( n g /m L ) Time (h) MR IR Mean PRAX-944 Concentration-Time Profiles after single 20 mg Modified Release (MR) and Immediate release (IR) oral doses MR formulation is well-tolerated Titration and fit for purpose formulation are key to tolerability profile No MTD identified up to 120 mg per day Majority of AEs have been mild, transient and resolved without intervention

PAGE 21CONFIDENTIAL PRAX-944 shows significant pharmacodynamic effect on sigma band EEG power during NREM sleep* PK-PD analysis suggests that doses of PRAX-944 of up to ~120 mg/day may drive additional pharmacodynamic effect • NREM sigma EEG biomarker is relevant to T-type calcium channel inhibitor mechanism • Clinically, PRAX-944 demonstrated robust reduction in NREM sigma at 20mg and 40mg Robust pharmacodynamic EEG effects in humans 0 20 40 60 80 100 120 140 160 180 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 Placebo 20mg 40mg P o w e r re la ti v e t o d a y - 1 (D a y -1 = 1 0 0% ) Frequency (Hz) NREM Sigma (11-15Hz) Cave (ng/mL) Δ N R E M S ig m a A b s o lu te P o w e r • Effect observed over wide, well-tolerated dose range from 5 mg to 120 mg • Dose/concentration response effect justifies assessing dose levels up to 120 mg *Cavg shows average concentration over 24-hour dose interval at dose range of 5 – 120 mg/day

PAGE 22CONFIDENTIAL Percent change in tremor amplitude (N=6)Change from baseline in TETRAS score (N=6) PRAX-944 phase 2a ET Part A data shows dose dependent reduction in tremor amplitude ON TREATMENT WASHOUT PERFORMANCE SCALE (PS) UPPER LIMB (UL) PERFORMANCE SCALE (PS) UPPER LIMB (UL) ON TREATMENT WASHOUT

PAGE 23CONFIDENTIAL PRAX-944 phase 2a ET Part A Archimedes spiral data indicates functional improvement PRAX-944 Archimedes spiral*Change from baseline in TETRAS score (N=6) TETRAS ARCH. SPIRALS (AS) Site Rating BASELINE Day 1 DAY 7 20 mg SS DAY 14 40 mg SS DAY 21 Washout Day 7 20 mg Day 14 40 mg Day 21 Washout -0.3 0.2 ON TREATMENT WASHOUT Percent change in tremor amplitude (N=6) TETRAS ARCH. SPIRALS (AS) Site Rating 10.1% ON TREATMENT WASHOUT Day 7 20 mg Day 14 40 mg Day 21 Washout -0.8 -38.1% -17.5% *PRAX-944 phase 2a Part A participant dominant hand Archimedes spirals

PAGE 24CONFIDENTIAL PART B: Open-label titration & randomized withdrawal study — Up to 12 patients, up to 120 mg PRAX-944 phase 2a ET Part B clinical trial design PRAX-944 PLACEBO Safety Follow-up Randomized Withdrawal (Days 43-56) Days 29-42Days 1-28 1:1 Randomization Open-Label Titration of PRAX-944Screening Stable Period at High Dose

PAGE 25CONFIDENTIAL Persistent Sodium Channel Blocker PRAX-562 RARE DISEASES UPCOMING MILESTONES Mid 2021 Ph 1 Safety, Tolerability & PK 2H 2021 Initiate Ph 2 Adult Cephalgia Trial Adult Cephalgias Pediatric Epilepsies (DEEs) 1H 2022 Initiate Ph 2 DEE Trial

Block of persistent sodium current can reduce neuronal hyperexcitability and impact multiple disease states

Standard sodium channel blockers target peak sodium current and disrupt AP, leading to side effects

- Standard sodium channel blockers are an important class of medicines in neurology and psychiatry, broadly used in epilepsy, pain, migraine, and bipolar disorder
- All standard NaV blockers target peak sodium current
- In general, efficacy is limited by side effects

Depakote (divalproex sodium)
Tegretol-XR (carbamazepine extended-release tablets)
Lidoderm (lidocaine patch 5%)
Oxtellar XR
Dilantin (extended phenytoin sodium capsules, USP)
EXPAREL
Lamictal

Carbamazepine Representative AP Traces



Baseline
450 µM Carbamazepine
(10x Peak IC50)
50 mV
100 ms

Modulation of persistent sodium current reduces hyperexcitability without disrupting AP



SODIUM CHANNEL STATES
Na⁺ CHANNEL WITH PATHOLOGICAL MUTATION
Na⁺
Na⁺ Channel
Pathological mutation
Closed
Open
Inactivation
Enhanced Persistent Current

PRAX-562 Representative AP Traces



Baseline
3 µM PRAX-562
(10x Peak IC50)
50 mV
100 ms

PRAXIS

Source: Schachter et al. antiseizure drugs UptoDate 2020, Praxis data

PAGE 26

PRAX-562 has broad potential in rare CNS conditions

SUNCT, SUNA & TN are devastating headache disorders with limited treatment options


SUNCT

SUNCT and SUNA Cephalgias are devastating primary headaches highly responsive to IV sodium channel blockers

Trigeminal Neuralgia is characterized by intense, stabbing, electric-shock pain typically in the lower face and jaw, usually on one side of the face

DEE is a group of monogenic disorders with severe seizure, developmental delay & high mortality rate


~40%

Caused by a single gene mutation

200k+
CHILDREN WITH DEEs WORLDWIDE

A pathologic feature of many DEEs is the dysregulated neuronal activity leading to hyperexcitability and seizure

This phenomenon is observed in pediatric epilepsies with an identified genetic cause, such as SCN8A, SCN2A and others

PRAXIS

Source: Eltze et al. 2013 ; Howell et al 2018

PAGE 27

PAGE 28CONFIDENTIAL PRAX-562 mediated persistent current block protects mice from seizure with a wide therapeutic window in-vivo PRAX-562 shows robust anti-seizure activity without impairment of locomotor activity TD50: 44 mg/kg CD-1 mice; (n=12/group) ED50: 2 mg/kg Veh 1 0.3 1 3 10 0 20 40 60 M E S L a te n c y ( s e c ) ** PRX-562 (mg/kg, PO) ** PRAX-562 showed significantly improved TI as compared to currently prescribed sodium channel blockers Molecule Brain Therapeutic Index PRAX-562 16.4x Carbamazepine 5.9x Lamotrigine 4.6x Therapeutic Index (TI) = TC50 / EC50 PRAX-562 had an increased ratio between drug levels that demonstrated preclinical anti-seizure activity versus those that caused toxicity Source: Praxis Data as of Sept. 3, 2020

PAGE 29CONFIDENTIAL Treatment with PRAX-562 has shown significant reduction of seizures in genetic pediatric epilepsy animal models PRAX-562 elicited dose-dependent prevention of seizures in SCN2A* mouse model PRAX-562 elicited dose-dependent prevention of seizures in SCN8A* mouse model *FDA granted orphan drug and rare pediatric designation for PRAX-562 for treatment of SCN2A-DEE and SCN8A-DEE PRAX-562 inhibition of audiogenic seizures in D/+ mice Plasma [Prax-562] (ng/mL) 100 100010 0.00 0.25 0.50 0.75 1.00 P ro p o rt io n (% ) o f m ic e w it h S e iz u re EC50= 114 ng/mL post-Trmtpre-Trmt 0 5 10 15 S e iz u re s p e r 3 m in u te s Seizure Frequency Baseline seizure frequency was measured for 30 minutes prior to treatment (Pre) and then again 30 minutes after treatment (Post). Symbols represent mean + SEM, n=6-10 per symbol. Vehicle 0.3 mg/kg 1 mg/kg 3 mg/kg 10 mg/kg Highest dose in Human MAD is ~4x mouse EC50 at 24h trough

PRAX-562 development strategy in headache and pediatric epilepsies

OBJECTIVE

Identify PoC and safety in SUNCT/SUNA & Trigeminal Neuralgia headaches while continuing efforts to expand to rare pediatric epilepsies

Clinical Strategy


PHASE 1 HEALTHY VOLUNTEERS
SAD/MAD, ASSR Biomarker, Food Effect
SUNCT/SUNA & Trigeminal Neuralgia Headache
Juvenile tox
Rare Pediatric Epilepsy
Current Status – higher doses to be explored in MAD cohort

HEALTHY VOLUNTEER PHASE 1 SAD/MAD, ASSR, AND FOOD EFFECT

Study Design	▪ Randomized, placebo controlled
Patient Population	▪ ♀ or ♂ 18-55 years of age ▪ Healthy Volunteers
Study Objectives	▪ 1°: Safety and tolerability of single and multiple ascending doses of PRAX-562 in healthy volunteers ▪ 2°: Pharmacokinetics of single and multiple ascending doses of PRAX-562 in healthy volunteers ▪ Exploratory: EEG Auditory Steady-State Response (ASSR)

PRAXIS
PAGE 30

Substantial potential for value creation across the portfolio

MULTIPLE POTENTIAL VALUE-CREATING MILESTONES
EXPECTED WITHIN THE NEXT 12+ MONTHS

MID 2021	2H 2021	1H 2022	2H 2022
PRAX-114 **Initiate Phase 2** Adjunctive MDD Trial	**PRAX-114** **Phase 2a** PMD Topline	**PRAX-114** **Phase 2/3** Monotherapy MDD Aria Study Topline	**PRAX-114** **Phase 2** PTSD Topline
PRAX-944 **Phase 2a** ET Topline	**PRAX-944** **Initiate Phase 2** Randomized Controlled ET Trial	**PRAX-114** **Phase 2** Adjunctive MDD Topline	**PRAX-114** **Phase 2** ET Topline
PRAX-562 **Phase 1** Safety, Tolerability & PK	**PRAX-114** **Initiate Phase 2** PTSD Trial	**PRAX-944** **Initiate Phase 2** PD Trial	**PRAX-944** **Phase 2** Randomized Controlled ET Topline
	PRAX-114 **Initiate Phase 2** ET Trial	**PRAX-562** **Initiate Phase 2** DEE Trial	
	PRAX-562 **Initiate Phase 2** Adult Cephalgia Trial	**PRAX-222** **Initiate Phase 1/2** SCN2A-DEE Trial	
	PRAX-222 **Complete IND-enabling** Toxicology Studies for PRAX-222		
	KCNT1 INHIBITOR **Nominate Development Candidate** for KCNT1		

PRAXIS
PAGE 31